Exhibit 10.10
                                                                   -------------


                              STOCKHOLDER AGREEMENT


                  THIS STOCKHOLDER AGREEMENT (this "Agreement") is made and entered into as of the 7th day of August, 2002, by and between Penn National Gaming, Inc., a Pennsylvania corporation ("Parent"), Hollywood Casino Corporation, a Delaware corporation ("Company"), and Jill Pratt LaFerney ("Stockholder"). Parent, Company and Stockholder are sometimes referred to in this Agreement individually as a "Party" or collectively as the "Parties."

                                    RECITALS


                  This Agreement is entered into with reference to the following facts, objectives and definitions:

                  A. Contemporaneously with the execution and delivery of this Agreement, Parent, P Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and Company, are entering into an Agreement and Plan of Merger, dated as of the date of this Agreement (the "Merger Agreement"), pursuant to which it is contemplated that Company will merge (the "Merger") with Merger Sub, upon the terms and conditions set forth in the Merger Agreement; and

                  B. The Board of Directors of Company (the "Company Board") has previously approved the Merger Agreement and the execution and delivery by Company of this Agreement; and

                  C. On the date hereof each of the other stockholders of Company set forth on Schedule A attached hereto (collectively, the "Other Stockholders") is entering into a Stockholder Agreement in a form substantially similar to this Agreement (collectively, the "Other Stockholder Agreements"); and

                  D. Stockholder owns, or has rights with respect to, certain of the outstanding shares of Class A Common Stock, par value $0.0001 per share ("Class A Common Stock"), of Company, and may acquire rights with respect to additional shares of Class A Common Stock after the date of this Agreement, and desires to facilitate the consummation of the Merger, and for such purpose and in order to induce Parent to enter into the Merger Agreement, Stockholder has agreed, among other matters set forth herein, (i) to vote these shares and (ii) to grant Parent or its designee an irrevocable proxy to exercise the voting power of Stockholder with respect to these shares, all as provided in this Agreement.

                  NOW, THEREFORE, in consideration of the covenants and conditions contained in this Agreement, the Parties represent, warrant, and agree as follows:

                                    AGREEMENT


         1. Representations and Warranties of Stockholder. Stockholder represents and warrants that: (i) Stockholder is the holder of record (free and clear of any liens, encumbrances, pledges or restrictions except as described under the heading "Record Share Encumbrances" on Schedule B attached hereto (the "Record Share Encumbrances")), of the number of outstanding shares of Class A Common Stock, if any, set forth under the heading "Shares Held of Record" on


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Schedule B attached hereto (the "Record Shares"), and, except as may be described on Schedule B attached hereto, Stockholder possesses the sole right to vote and dispose of the Record Shares; (ii) Stockholder holds (free and clear of any liens, encumbrances, pledges or restrictions) the options to acquire shares of Class A Common Stock, if any, set forth under the heading "Options" on Schedule B attached hereto (the "Options"); (iii) except as may be described under the heading "Additional Voting Shares" on Schedule B attached hereto Stockholder maintains the right to vote or direct the vote of, but does not solely own and cannot dispose of, the additional shares of Class A Common Stock, if any, set forth under the heading "Additional Voting Shares" on Schedule B attached hereto (the "Additional Voting Shares" and, collectively with the Record Shares as to which Stockholder holds the right to vote, the "Voting Shares"); (iv) Stockholder holds the right to sell or otherwise dispose of, but cannot vote or direct the vote of, the additional shares of Class A Common Stock, if any, set forth under the heading "Additional Disposition Shares" on Schedule B attached hereto (the "Additional Disposition Shares" and, together with the Record Shares as to which Stockholder holds the right of disposition, the "Disposition Shares"; the Record Shares, the Additional Voting Shares, the Additional Disposition Shares and the New Shares, as hereinafter defined, are referred to in this Agreement as the "Shares"); (v) Stockholder does not directly or indirectly hold or beneficially own any shares of capital stock or other securities of Company, or any option, warrant or other right to acquire capital stock or other securities of Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of Company, other than as described on Schedule B hereto; (vi) Stockholder has full power and authority to make, enter into, and carry out the terms of this Agreement; (vii) the execution, delivery, and performance of this Agreement by Stockholder will not violate any agreement to which Stockholder is a party, including, without limitation, any voting agreement, stockholder agreement, or voting trust; and (viii) this Agreement constitutes the legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms.

         2. Agreement to Vote the Shares. The Record Shares are subject to a voting trust agreement pursuant to which Jack E. Pratt has been granted an irrevocable proxy (the "Proxy"), which provides him with the power to vote such Record Shares. To the extent the Proxy is held invalid, unenforceable or revoked, Stockholder shall vote all of the Voting Shares over which Stockholder has sole voting power and will cause all of the Voting Shares over which he has shared voting power as described on Schedule B to be voted (other than any Shares that may have been sold in accordance with the terms of this Agreement)
(i) in favor of the Merger Agreement, and the Merger or any transaction contemplated by the Merger Agreement, (ii) as otherwise necessary or appropriate to enable Parent, Company and Merger Sub to consummate the transactions contemplated by the Merger Agreement, (iii) against any action or agreement that would result in a breach in any material aspect of any covenant, representation, or warranty or any other obligation or agreement of Company under the Merger Agreement, (iv) against any action or agreement that would terminate, impede, interfere with, delay, postpone, or attempt to discourage the Merger, including, but not limited to: (A) a sale or transfer of a material amount of the assets of Company or any of its subsidiaries or a reorganization, recapitalization, or liquidation of Company or any of its subsidiaries, (B) any change in the Company Board, except as otherwise agreed to in writing by the Parties, (C) any change in the present capitalization or dividend policy of Company, or (D) any other change in Company's corporate structure; and (v) against any other proposal which would result in any of the conditions to Parent's obligations under the Merger Agreement not being fulfilled.


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

         3. Grant of Irrevocable Proxy. In the event that the Proxy is held invalid, unenforceable or revoked and Stockholder does not vote all of the Voting Shares in accordance with Section 2 hereof, subject to the approval of all applicable Gaming Authorities (as defined in the Merger Agreement), Stockholder hereby irrevocably appoints Parent or any designee of Parent the lawful agent, attorney, and proxy of Stockholder, during the term of this Agreement, to vote all of the Voting Shares in accordance with Section 2 hereof. Stockholder intends this proxy to be irrevocable, during the term of this Agreement, and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by Stockholder with respect to the Voting Shares other than the Proxy. Stockholder shall not hereafter, unless and until the Termination Time, purport to vote (or execute a consent with respect to) any of the Voting Shares (other than through this irrevocable proxy or in accordance with Section 2 hereof) or grant any other proxy or power of attorney with respect to any of the Voting Shares, deposit any of the Voting Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement, or understanding with any person, directly or indirectly, to vote, grant any proxy, or give instructions with respect to the voting of any of the Voting Shares. Stockholder shall retain at all times the right to vote the Voting Shares in Stockholder's sole discretion on all matters other than those set forth in Section 2 hereof that are presented for a vote to the stockholders of Company generally.

         4. Manner of Voting. The Voting Shares may be voted pursuant to this Agreement in person, by proxy, by written consent, or in any other manner permitted by applicable law.

         5. No Solicitation. From the date of this Agreement until the Effective Time (as such date is defined in the Merger Agreement) or the Termination Time (as hereinafter defined), Stockholder will not, nor will Stockholder permit any investment banker, attorney, accountant or other advisor or representative of Stockholder to, directly or indirectly, (i) initiate, solicit or encourage any inquiries, offers or proposals that constitute, or may reasonably be expected to lead to an Acquisition Proposal (as such term is defined in the Merger Agreement), (ii) participate in any discussions or negotiations concerning, or provide to any person any information or data relating to Company or any subsidiary of Company for the purpose of making, or take any other action to facilitate, any Acquisition Proposal or any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal, (iii) agree to, approve or recommend any Acquisition Proposal or (iv) take any other action materially inconsistent with Company's obligations and commitments assumed pursuant to Section 6.6 of the Merger Agreement.

         6. No Transfer. From the date of this Agreement until the earlier of
(a) the Effective Time (as defined in the Merger Agreement) and (b) the Termination Time (as hereinafter defined), Stockholder shall not sell, pledge, or otherwise transfer, dispose of or encumber any of the Record Shares, Additional Disposition Shares or New Shares (as hereinafter defined), or any rights in respect thereof and shall not consent to any sale, pledge or other transfer, disposition of, or encumbrance of, any Additional Voting Shares, or any rights in respect thereof; provided, however, that this Section 6 shall not prohibit (i) the Record Share Encumbrances or (ii) the sale or margin of Shares as permitted pursuant to, and in accordance with, the terms of that certain Stockholder Agreement, dated as of even date herewith, by and between Parent, Company and Jack E. Pratt, Sr.


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

         7. Additional Purchases; Option Exercise. If, during the period commencing on the date of this Agreement and ending on the earlier of (i) the Effective Time and (ii) the Termination Time, Stockholder purchases or otherwise acquires any additional shares of Class A Common Stock or any rights in respect thereof, including, without limitation, pursuant to the exercise of Stockholder's Options, if any, such shares (the "New Shares") shall be subject to the terms of this Agreement and for all purposes shall be and constitute a portion of the Shares.

         8. Adjustments to Prevent Dilution. In the event of any change in the Class A Common Stock by reason of any stock dividend, split-up, recapitalization, combination, or the exchange of shares, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

         9. Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives any right of appraisal relating to the Merger that Stockholder may have by virtue of ownership of the Shares.

         10. [Intentionally Omitted.]

         11. No Litigation. From the date of this Agreement through the earlier to occur of the Termination Time or the Effective Time, the Parties agree that the Stockholder Parties (as hereinafter defined) and the Company Controlled Parties (as hereinafter defined) shall not bring any actions against any Company Parties (as hereinafter defined) or Stockholder Parties, respectively, other than with respect to an activity that is unrelated to the Company; provided, however, that such Parties may still report or make public disclosure of any violations of Law (as defined in the Merger Agreement).

         12. General Release and Covenant Not to Sue.

                  (a) Release by Stockholder Parties. EFFECTIVE AS OF THE EFFECTIVE TIME, STOCKHOLDER, ON BEHALF OF STOCKHOLDER, STOCKHOLDER'S ATTORNEYS, HEIRS, EXECUTORS, ADMINISTRATORS, ASSIGNS, AND TRUSTS, PARTNERSHIPS AND OTHER ENTITIES UNDER STOCKHOLDER'S CONTROL (TOGETHER THE "STOCKHOLDER PARTIES"), HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES COMPANY AND ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SUBSIDIARIES AND AFFILIATES AND FAMILY MEMBERS (AS DEFINED BELOW), OFFICERS (OTHER THAN PAUL YATES AND WALTER EVANS), EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS AND ATTORNEYS, AND, SUBJECT TO SECTION 14 HEREOF, DIRECTORS, PAUL YATES AND WALTER EVANS (TOGETHER THE "COMPANY PARTIES") FROM ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS' FEES, OBLIGATIONS OR CAUSES OF ACTION, KNOWN OR UNKNOWN OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED (COLLECTIVELY, "CLAIMS"), WHICH ANY OF THEM MAY HAVE ARISING OUT OF OR RELATING TO ANY OMISSION, ACTS OR FACTS THAT HAVE OCCURRED UP AND UNTIL AND INCLUDING THE EFFECTIVE TIME, INCLUDING WITHOUT LIMITATION:


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

                           i. any and all Claims relating to, arising from, or
                  in connection with the following lawsuits: (a) Hollywood Casino Corporation v. Jack E. Pratt v. Edward T. Pratt III, Walter E. Evans and Paul C. Yates, Cause No. 02-01516, in the District Court of Dallas County, Texas, 116th Judicial District; (b) Hollywood Casino Corporation v. Harold C. Simmons, et al., Civil Action No. 3:02CV0325-M, in the United Stated District Court for the Northern District of Texas, Dallas Division; and (c) Jack E. Pratt v. Hollywood Casino Corporation, a Delaware corporation, C.A. No. 19504, in the Court of Chancery of the State of Delaware in and for New Castle County (the "Lawsuits");

                           ii. any and all Claims relating to, arising from, or
                  in connection with, the employment of Stockholder by the Company or the termination of such employment;

                           iii. any and all Claims relating to, or arising from,
                  Stockholder's right to purchase, or actual purchase of shares of stock of Company, including, without limitation, any Claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

                           iv. any and all Claims for wrongful discharge of
                  employment; fraud; misrepresentation; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; breach of fiduciary duty; unfair business practices; breach of confidentiality provision, defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; tortious interference, theft, embezzlement, and conversion;

                           v. any and all Claims for violation of any federal,
                  state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Family Medical Leave Act, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, Older Workers Benefit Protection Act and the Texas Commission on Human Rights Act;

                           vi. any and all Claims for violation of the federal,
                  or any state, constitution;

                           vii. any and all Claims arising out of any other laws
                  and regulations relating to employment or employment discrimination; and

                           viii. any and all Claims for attorneys' fees,
                  expenses, and costs other than fees, costs or expenses which are otherwise indemnifiable under Section 6.8 of the Merger Agreement.


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"FAMILY MEMBERS" SHALL MEAN, WITH RESPECT TO ANY PARTY THAT IS AN INDIVIDUAL,
THE SPOUSE OF A PARTY, ANY PARENT OF SUCH PARTY, OR ANY LINEAL DESCENDENT OF A PARENT OF SUCH PARTY (WHETHER NATURAL BORN OR ADOPTED).


NOTWITHSTANDING THE FOREGOING, THIS RELEASE DOES NOT IN ANY WAY RELEASE, IMPAIR, OR LIMIT ANY OBLIGATIONS INCURRED BY OR OWING FROM THE COMPANY PARTIES (1) UNDER THIS AGREEMENT, (2) UNDER THE MERGER AGREEMENT, INCLUDING, WITHOUT LIMITATION,
SECTION 6.8 THEREOF AND (3) WITH RESPECT TO CLAIMS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967 ("ADEA CLAIMS"). FURTHER, THIS RELEASE DOES NOT IN ANY WAY RELEASE ANY OF COMPANY'S INSURERS FROM COVERING STOCKHOLDER FOR ANY CONDUCT, ACTS, INJURIES, OR ACTIONS ARISING FROM, IN CONNECTION WITH, OR RELATED TO THE TIME PERIOD SUCH PERSON WAS EMPLOYED BY OR SERVING AS AN OFFICER OR DIRECTOR OF COMPANY.

                  (b) Prosecution by Stockholder and Stockholder Parties. EFFECTIVE AS OF THE EFFECTIVE TIME, STOCKHOLDER, ON BEHALF OF STOCKHOLDER AND THE STOCKHOLDER PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, MAINTAIN, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY MATTER RELEASED IN SECTION 12(a), INCLUDING, WITHOUT LIMITATION, THE LAWSUITS, AND REPRESENTS AND WARRANTS THAT TO THE EXTENT WITHIN STOCKHOLDER'S CONTROL, NO OTHER PERSON OR ENTITY HAS OR WILL INITIATE ANY SUCH PROCEEDING ON BEHALF OF STOCKHOLDER OR ANY STOCKHOLDER PARTY.


NOTWITHSTANDING THE FOREGOING, THIS COVENANT DOES NOT IN ANY WAY PROHIBIT STOCKHOLDER OR ANY OF THE STOCKHOLDER PARTIES FROM REPORTING OR MAKING PUBLIC DISCLOSURE OF ANY VIOLATIONS OF LAW.

                  (c) Release by Company. EFFECTIVE AS OF THE EFFECTIVE TIME, COMPANY, ON BEHALF OF ITSELF AND THE COMPANY PARTIES UNDER ITS CONTROL (THE "COMPANY CONTROLLED PARTIES"), HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES STOCKHOLDER, THE STOCKHOLDER PARTIES AND THEIR FAMILY MEMBERS FROM ANY AND ALL CLAIMS, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY OMISSION, ACTS OR FACTS THAT HAVE OCCURRED UP AND UNTIL AND INCLUDING THE EFFECTIVE TIME, INCLUDING WITHOUT LIMITATION, THE LAWSUITS.


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

NOTWITHSTANDING THE FOREGOING, THIS RELEASE DOES NOT IN ANY WAY RELEASE, IMPAIR, OR LIMIT (i) ANY OBLIGATIONS INCURRED BY OR OWING FROM STOCKHOLDER OR ANY OF THE STOCKHOLDER PARTIES (1) UNDER THIS AGREEMENT, AND (2) WITH RESPECT TO ADEA CLAIMS OR (ii) THE RIGHTS OF COMPANY OR ANY OF ITS PREDECESSORS, SUCCESSORS, ASSIGNS OR SUBSIDIARIES AGAINST STOCKHOLDER OR STOCKHOLDER PARTIES WITH RESPECT TO ANY CRIMINAL OR FRAUDULENT ACTIVITY OTHER THAN ACTIVITIES THAT ARE THE SUBJECT OF THE LAWSUITS.

                  (d) Prosecutions by Company and Company Controlled Parties. EFFECTIVE AS OF THE EFFECTIVE TIME, COMPANY, ON BEHALF OF ITSELF AND THE COMPANY CONTROLLED PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, MAINTAIN, COMMENCE, INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE STOCKHOLDER PARTIES IN CONNECTION WITH ANY MATTER RELEASED IN SECTION 12(c), INCLUDING, WITHOUT LIMITATION, THE LAWSUITS, AND REPRESENTS AND WARRANTS THAT, TO THE EXTENT WITHIN ITS CONTROL, NO OTHER PERSON OR ENTITY HAS INITIATED OR WILL INITIATE ANY SUCH PROCEEDING ON ITS OR THEIR BEHALF.


NOTWITHSTANDING THE FOREGOING, THIS COVENANT DOES NOT IN ANY WAY PROHIBIT THE COMPANY OR ANY OF THE COMPANY PARTIES FROM REPORTING OR MAKING PUBLIC DISCLOSURE OF ANY VIOLATIONS OF LAW.

         13. [Intentionally Omitted.]

         14. Third-Party Beneficiary Rights. Subject to the following sentence, no provision of this Agreement is intended to nor shall it be interpreted to provide or create any third-party beneficiary rights or any other rights of any kind in any other person or entity who is not a Party. The provisions of Sections 11 and 12 are intended to and shall be interpreted to provide and create third party beneficiary rights for each director, officer, employee, and agent of the Company, provided that in the case of each director, Paul Yates and Walter Evans, such person must, deliver to Stockholder a fully executed agreement within five business days of the date of this Agreement containing provisions, where reasonably applicable, identical to the provisions of Section 12 (with respect to the release of the Stockholder Parties).

         15. Further Assurances. Each Party shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, or documents as any other Party shall reasonably request from time to time in order to carry out the intent and purposes of this Agreement. No Party shall voluntarily undertake any course of action inconsistent with satisfaction of the requirements applicable to such Party as set forth in this Agreement, and each Party shall promptly do all acts and take all measures as may be appropriate or necessary to enable such Party to perform, as early as practicable, the obligations required to be performed by such Party under this Agreement. Without limiting the


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

foregoing, if requested by Company or Parent, Stockholder will obtain a written acknowledgement from any entity or person that Stockholder purports to act on behalf of acknowledging that such Stockholder has the authority to execute this Agreement on such person or entity's behalf and to so bind such person or entity.

         16. Injunctive Relief. The Parties acknowledge that it is impossible to measure in money the damages that will accrue to one or more of them by reason of the failure of either of them to abide by the provisions of this Agreement, that every such provision is material, and that in the event of any such failure, the other Party will not have an adequate remedy at law or damages. Therefore, if any Party shall institute any action or proceeding to enforce the provisions of this Agreement, in addition to any other relief, the court in such action or proceeding may grant injunctive relief against any Party found to be in breach or violation of this Agreement, as well as or in addition to any remedies at law or damages, and such Party waives the claim or defense in any such action or proceeding that the Party bringing such action has an adequate remedy at law, and such Party shall not argue or assert in any such action or proceeding the claim or defense that such remedy at law exists. No Party shall seek and each Party shall waive any requirement for, the securing or posting of a bond in connection with the other Party seeking or obtaining such equitable relief.

         17. Court Modification. Should any portion of this Agreement be declared by a court of competent jurisdiction to be unreasonable, unenforceable, or void for any reason or reasons, the involved court shall modify the applicable provision(s) of this Agreement so as to be reasonable or as is otherwise necessary to make this Agreement enforceable and valid and to protect the interests of the Parties intended to be protected by this Agreement to the maximum extent possible.

         18. Facsimile Transmission and Counterparts. This Agreement may be executed by facsimile transmission and in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same Agreement.

         19. Notices. All notices, requests, demands, and other communications under this Agreement ("Notices") shall be in writing and shall be delivered (i) personally, (ii) by certified mail, return receipt requested, postage prepaid,
(iii) by overnight courier or (iv) by facsimile transmission properly addressed as follows:

           If to Parent to:

                        Penn National Gaming, Inc.
                        825 Berkshire Blvd., Suite 200
                        Wyomissing, PA  19610
                        Facsimile:  (610) 373-4966
                        Attention: Peter M. Carlino, Chief Executive Officer


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

                        with a copy to:

                        Morgan, Lewis & Bockius LLP
                        1701 Market Street
                        Philadelphia, PA  19103
                        Facsimile:  (215) 963-5299
                        Attention:  Peter S. Sartorius, Esq.


           If to Company to:

                        Hollywood Casino Corporation
                        Two Galleria Tower
                        13455 Noel Road, Suite 2200
                        Dallas, TX  75240
                        Facsimile:  (972) 716-3903
                        Attention:  Walter E. Evans, General Counsel

                        with a copy to:

                        Weil, Gotshal & Manges LLP
                        100 Crescent Court, Suite 1300
                        Dallas, TX  75201
                        Facsimile:  (214) 746-7777
                        Attention:  Michael A. Saslaw


and if to Stockholder, at the address specified in on the signature page to this Agreement or, in either case, to such other address or addresses as a Party to this Agreement may indicate to the other Party in the manner provided for in this Paragraph 19. Notices given by mail, by overnight courier and by personal delivery shall be deemed effective and complete upon delivery and notices by facsimile transmission shall be deemed effective upon receipt.

         20. Effective Date; Term. This Agreement shall become effective upon
(i) its execution and delivery by all Parties and (ii) the execution and delivery of each of the Other Stockholder Agreements by the parties thereto; provided, however, that Section 12 of this Agreement shall not become effective until the Effective Time. This Agreement shall continue in full force and effect until the first to occur of (A) the written agreement of all the Parties to terminate this Agreement and (B) the termination of the Merger Agreement in accordance with its terms (the first to occur of (A) and (B) the "Termination Time").

         21. [Intentionally Omitted.]

         22. Gaming Approvals; Cooperation. Company shall (i) promptly file all required applications to obtain the approvals from all applicable Gaming Authorities necessary for Stockholder to grant the proxy set forth in Section 3,
(ii) shall request an accelerated review from such Gaming Authorities in connection with such filings, and (iii) shall otherwise use its reasonable best efforts to obtain such approvals. Each of the Parties shall use such Party's


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

reasonable best efforts to cooperate with Company and all applicable Gaming Authorities in making such filings and obtaining such approvals.

         23. Other Agreements.

                  (a) This Agreement supersedes all prior agreements or understandings of the Parties on the subject matter of this Agreement. There are no representations, warranties, or agreements, whether express or implied, or oral or written, with respect to the subject matter of this Agreement, except as set forth in this Agreement. This Agreement (i) shall not be modified by any oral agreement, either express or implied, and all amendments or modifications of this Agreement shall be in writing and be signed by all of the Parties, and
         (ii) shall be binding on and shall inure to the benefit of the Parties and their respective heirs, legal representatives, successors and assigns.

                  (b) The paragraph headings in this Agreement are for the purpose of convenience only and shall not limit or otherwise affect any of the terms of this Agreement.

                  (c) Should any Party be in default under or breach of any of the covenants or agreements contained in this Agreement, or in the event a dispute shall arise as to the meaning of any term of this Agreement, the defaulting or nonprevailing Party shall pay all costs and expenses, including reasonable attorneys' fees, of the other Party that may arise or accrue from enforcing this Agreement, securing an interpretation of any provision of this Agreement, or in pursuing any remedy provided by law whether such remedy is pursued or interpretation is sought by the filing of a lawsuit, an appeal, or otherwise.

                  (d) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, which internal laws exclude any provision or interpretation of such laws that would call for, or permit, the application of the laws of any other state or jurisdiction, and any dispute arising therefrom and the remedies available shall be determined solely in accordance with such internal laws.

                  (e) Where the context requires, the singular shall include the plural, the plural shall include the singular, and any gender shall include all other genders.

                  (f) Stockholder certifies that Stockholder has read the terms of this Agreement, that Stockholder has been informed by this document that Stockholder should discuss this Agreement with the attorney of Stockholder's own choice, that Stockholder has had an opportunity to do so and that Stockholder understands this Agreement's terms and effects.

                  (g) The Parties have jointly participated jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.


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

         IN WITNESS WHEREOF, each of the Parties has executed this Agreement on or as of the date of this Agreement.


PARENT:

PENN NATIONAL GAMING, INC.

By: /s/ Robert S. Ippolito
    ---------------------------------------
    Name: Robert S. Ippolito
    Title: Vice President, Secretary
           and Treasurer


COMPANY:

HOLLYWOOD CASINO CORPORATION

By: /s/ Edward T. Pratt III
    ---------------------------------------
    Name: Edward T. Pratt III
    Title: Chief Executive Officer



STOCKHOLDER:

/s/ Jill Pratt LaFerney
----------------------------------
Jill Pratt LaFerney
Address:

__________________________________________________________
__________________________________________________________
__________________________________________________________
Telephone: _____________________________________
Facsimile: _____________________________________

With a copy to:
Sayles, Lidji & Werbner
Attn:  Brian M. Lidji
4400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270
Facsimile:  (214) 939-8787

                                   SCHEDULE A
                                   ----------

               Other Stockholders Executing Stockholder Agreements
               ---------------------------------------------------


Maria A. Pratt
Sharon Pratt Naftel
Diana Pratt Wyatt
Carolyn Pratt Hickey
Michael Shannan Pratt
John R. Pratt
Edward T. Pratt, Jr.
William D. Pratt
Edward T. Pratt III
William D. Pratt, Jr.
Jack E. Pratt, Sr.

                                   SCHEDULE B
                                   ----------

SHARES HELD OF RECORD:
----------------------

Stockholder holds of record 408,767 shares of Class A Common Stock, which shares are subject to a voting trust arrangement giving Jack E. Pratt voting power.

OPTIONS:
--------

None

ADDITIONAL VOTING SHARES:
-------------------------

None

ADDITIONAL DISPOSITION SHARES:
------------------------------

None

RECORD SHARE ENCUMBRANCES:
--------------------------

None